August 31, 2011

as revised March 12, 2012

Wilmington Small Cap Growth Fund

Class A (ARPAX)

Class C (ARPCX)

Class I (ARPEX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.wilmingtonfunds.com. You can also get this information at no cost by calling 1.800.836.2211, by sending an email to funds@wilmingtontrust.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2011, as supplemented, are incorporated by reference into this Summary Prospectus.

SUMMARY PROSPECTUS August 31, 2011 as revised March 12, 2012

WILMINGTON SMALL CAP GROWTH FUND

Class/Ticker        A ARPAX        C ARPCX        I ARPEX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2011, as supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.wilmingtonfunds.com, email a request to funds@wilmingtontrust.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund seeks to provide long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares, Class C Shares and Class I Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class C		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None		None
Maximum Deferred Sales Charge (Load)	None	1.00%	(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None		None
Redemption Fee	None	None		None
Exchange Fee	None	None		None

(1)	If you redeem Class C Shares during the first year after purchase, you will pay a 1.00% contingent deferred sales charge (“CDSC”).

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None
Other Expenses	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.67%	2.17%	1.42%
Fee Waivers and/or Expense Reimbursements(1)	0.20%	0.65%	0.17%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	1.47%	1.52%	1.25%
(1)	The Fund’s advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares, Class C Shares and Class I Shares will not exceed 1.47%, 1.52% and 1.25%, respectively. This waiver may be amended or withdrawn after August 31, 2012, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares, Class C Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown for the Fund’s Class C Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$691	$1,029	$1,389	$2,401
Class C
Expenses assuming redemption	$255	$617	$1,106	$2,454
Expenses assuming no redemption	$155	$617	$1,106	$2,454
Class I
Expenses assuming redemption	$127	$432	$760	$1,688

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 393% of the average value of its portfolio.

SUMMARY PROSPECTUS / August 31, 2011, as revised March 12, 2012	1

WILMINGTON SMALL CAP GROWTH FUND

Principal Investment Strategies of the Fund

The Fund’s Advisor purchases stocks of smaller companies that are in the early stages of development and which the Advisor believes have the potential to achieve substantial long-term earnings growth. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of small cap U.S. companies. Equity securities include common and preferred stocks, as well as convertible securities. The Fund may also invest a limited percentage of its assets in foreign securities and fixed income securities. In selecting investments for the Fund, the Advisor purchases securities of small-cap U.S. companies with strong earnings growth potential. The Advisor may also purchase stocks of companies that are experiencing unusual, non-repetitive “special” situations (such as mergers or spin-offs) or that have valuable fixed assets whose value is not fully reflected in a stock’s price.

Small cap companies will be defined as companies with market capitalizations similar to companies in the S&P SmallCap 600 Index or the Russell 2000 Index. The definition will be applied at the time of initial investment, and the Fund will not be required to sell (or be precluded from adding to) a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of the indexes. As of June 30, 2011, the market capitalization of companies in the S&P SmallCap 600 Index ranged from $40 million to $4 billion, and the market capitalization of companies in the Russell 2000 Index ranged from $56 million to $3 billion. The capitalization ranges are subject to frequent change, and thus the applicable range of market capitalizations defining small cap companies at time of purchase will likely differ from the range at June 30, 2011.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risk. The risk posed by the fact that the values of equity securities will rise and fall.

•	Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•

Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

•

Foreign Investing Risks. Economic, political or regulatory conditions may be less favorable, and markets may be less liquid, less transparent and more volatile, in foreign countries, and in particular emerging markets, than in the United States. Currency fluctuations may reduce investment gains or add to investment losses.

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance and increase the amount of taxes that you pay.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the Russell 2000 Growth Index (“Russell 2000 Growth”) and the Fund’s secondary index, the Lipper Small Cap Growth Funds Average which shows how the Fund’s performance compares with the returns of an index of funds with similar investment goals. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 25.45% 6/30/2003 Worst Quarter (28.11)% 12/31/2008

The Fund’s Class A Shares total return for the six-month period from January 1, 2011 to June 30, 2011 was 8.49%.

2	August 31, 2011, as revised March 12, 2012 / SUMMARY PROSPECTUS

WILMINGTON SMALL CAP GROWTH FUND

Average Annual Total Returns

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	18.68%	3.63%	2.80%
Return After Taxes on Distributions	18.68%	1.62%	1.51%
Return After Taxes on Distributions and Sale of Fund Shares	12.14%	2.06%	1.73%
Class C Shares
Return Before Taxes	24.63%	4.88%	3.06%
Class I Shares
Return Before Taxes	25.80%	4.93%	3.51%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)	29.09%	5.30%	3.78%
Lipper Small Cap Growth Funds Average (reflects no deduction for taxes)	27.62%	4.21%	3.47%

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
James E. Thorne, Ph.D	Administrative Vice President at WTIA	2003
Bradley A. Williams	Vice President at WTIA	2007

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A and Class C):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS / August 31, 2011, as revised March 12, 2012	3

WILMINGTON SMALL CAP GROWTH FUND

WT SCG 3.12.12

4	August 31, 2011, as revised March 12, 2012 / SUMMARY PROSPECTUS